UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2020

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Tapestry, Inc. (the “Company”) announced on April 20, 2020 that, due to the economic impacts of the COVID-19 global pandemic, the base salaries of the Company’s Chairman & Chief Executive Officer, Chief Financial Officer and other Named Executive Officers, as named in the Company’s fiscal year 2019 proxy statement, will be temporarily reduced, effective June 28, 2020 (the first day of the Company’s fiscal year 2021).  Such reductions are expected to last up to the end of that fiscal year. The base salary of Jide Zeitlin, Chairman and Chief Executive Officer, will be reduced by 50%; the salaries of Joanne Crevoiserat, Chief Financial Officer, Todd Kahn, President, Chief Administrative Officer & Secretary and Josh Schulman, outgoing Chief Executive Officer and Brand President, Coach, will each be reduced 20%, respectively; and the base salary of Andrea Resnick, Global Head of Investor Relations and Corporate Communications and former Interim Chief Financial Officer will be reduced 15%. In addition, the base salaries of all North America corporate employees above a certain salary threshold will be reduced by 5% to 20%, depending on salary level, effective June 28, 2020 through up to the end of fiscal year 2021.
Item 7.01 Regulation FD Disclosure.
On April 20, 2020, Tapestry, Inc. (the “Company”) issued a press release. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are being furnished herewith:

99.1            Text of Press Release, dated April 20, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 20, 2020

TAPESTRY, INC.

	By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer and Secretary

EXHIBIT INDEX
99.1                    Text of Press Release, dated April 20, 2020